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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): July 15, 2003


                                 NCR CORPORATION
             (Exact name of registrant as specified in its charter)

                        Commission File Number 001-00395


                Maryland                                    31-0387920

    (State or other jurisdiction of                      (I.R.S. Employer
     incorporation or organization)                      Identification No.)

                             1700 S. Patterson Blvd.
                               Dayton, Ohio 45479

              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (937) 445-5000

                                       N/A

          (Former name or former address, if changed since last report)

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Item 5. Other Events.

          On July 15, 2003, NCR Corporation (the Company) issued a press release announcing the appointment of Eric A. Berg as Chief Administrative Officer effective July 23, 2003. The press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

          The following exhibit is filed herewith:

99.1    Press Release dated July 15, 2003.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              NCR CORPORATION

Date: July 15, 2003                           By: /s/ Earl Shanks
                                                 -------------------------------
                                                 Earl Shanks
                                                 Senior Vice President
                                                 and Chief Financial Officer

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                                Index to Exhibit

Exhibit No. Description

99.1        Press Release dated July 15, 2003.